UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 4, 2008
ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-44 (Commission File Number)	41-0129150 (IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois (Address of principal executive offices)	62526 (Zip Code)
Registrant’s telephone number, including area code: (217) 424-5200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-137541) filed by Archer-Daniels-Midland Company with the Securities and Exchange Commission. On March 4, 2008, Archer-Daniels-Midland Company issued $700,000,000 in aggregate principal amount of 5.45% Notes due 2018. The purpose of this Current Report is to file with the Securities and Exchange Commission the form of note related to such issuance.
                 (d) Exhibits
4 Form of 5.45% Note due March 15, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: March 5, 2008	By	/s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and General Counsel